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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) AUGUST 9, 1999
                                                        ------------------------


                               ASAHI/AMERICA, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)


                                                      04-2621836
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     (Commission File Number)                  (IRS Employer Identification No.)


     35 Green Street, Malden, Massachusetts                   02148-0005
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     (Address of Principal Executive Offices)                       (Zip Code)


                                  781-321-5409
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



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                                TABLE OF CONTENTS

                                    FORM 8-K

                                 AUGUST 9, 1999

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

Item                                                              Page
----                                                              ----

Item 2.       Acquisition or Disposition of Assets.                1

Item 7.       Financial Statements and Exhibits.                   1

Signature                                                          2

Exhibits                                                          E-1

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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         On August 9, 1999, Asahi/America, Inc. (the "Company") entered into a Merger Agreement (the "Merger Agreement") with Midnight Acquisition Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Asahi Organic Chemicals Industry Co., Ltd. ("AOC"), the Company's principal supplier of valves. The merger consideration to be paid for all of the outstanding shares of the Company's common stock is $8.25 per share plus an estimated $1.20 to $1.30 per share representing the per share proceeds of the disposition of Quail Piping Products, Inc. ("Quail"), a wholly-owned subsidiary of the Company, net of taxes and certain expenses. Leslie B. Lewis will remain with the Company as President and Chief Executive Officer.

         The merger is conditioned upon Company stockholder approval and the disposition of Quail. The Merger Agreement also requires that (i) the Company have no debt at the time of the closing, with certain exceptions, (ii) all Quail-related obligations of the Company be terminated pursuant to an agreement in the form attached to the Merger Agreement and (iii) all shares held directly and indirectly by Nichimen Corporation have been purchased by AOC or its subsidiaries. The Company has also executed a Stock Purchase Agreement for the disposition of Quail with Quail Acquisition Corporation, which is majority owned by a management buyout group. The Stock Purchase Agreement is contingent upon the receipt of financing and Quail Acquisition Corporation is in discussions with potential sources for financing. There can be no assurances that financing for the disposition will be obtained or that the disposition and merger will be consummated.

         As an inducement to Holdings to enter into the Merger Agreement, Leslie B. Lewis, who beneficially owns 27.2% of the shares of the Company, entered into a Stockholder Agreement, dated as of August 9, 1999 (the "Stockholder Agreement"), pursuant to which Mr. Lewis has granted a proxy to vote such shares in favor of the merger. The Stockholder Agreement terminates upon the earlier to occur of (i) the closing date of the merger,
(ii) March 31, 2000 or (iii) the date the Merger Agreement is terminated if it is terminated by mutual consent of the parties or resulting from a governmental or court order or decree.

         The foregoing descriptions of the Merger Agreement, the Stock Purchase Agreement and the Stockholder Agreement contained herein are qualified in their entirety by reference to (a) the Merger Agreement attached hereto as Exhibit 2, including Exhibit C - Stockholder Agreement thereto, and incorporated herein by reference, (b) the Stock Purchase Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference, and (c) the Employment Agreement for Leslie B. Lewis attached hereto as Exhibit 10.2 and incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              A.  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

              B. PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

              C.  EXHIBITS.

                  The following exhibits are filed with this report:
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

                  Exhibit No.         Title
                  -----------         -----
                     2                Agreement and Plan of Merger among Midnight Acquisition
                                      Holdings, Inc., Midnight Acquisition Corp. and
                                      Asahi/America, Inc. dated August 9,
                                      1999, including Exhibit C - Stockholder
                                      Agreement

                     10.1             Stock Purchase Agreement between Quail Acquisition
                                      Corporation and Asahi/America, Inc. dated August 9, 1999

                     10.2             Employment Agreement of Leslie B. Lewis

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                                      -1-
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           Asahi/America, Inc.



Date: August 9, 1999           By: /s/ Kozo Terada
                               --------------------------------------
                                Kozo Terada
                                Vice President, Treasurer and
                                Chief Financial Officer


                                      -2-
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                                  EXHIBIT INDEX

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

              Exhibit No.            Title
              -----------            -----

                  2                  Agreement and Plan of Merger among Midnight Acquisition
                                     Holdings, Inc., Midnight Acquisition Corp. and
                                     Asahi/America, Inc. including Exhibit C - Stockholder
                                     Agreement

                  10.1               Stock Purchase Agreement between Quail Acquisition
                                     Corporation and Asahi/America, Inc. dated August 9, 1999

                  10.2               Employment Agreement of Leslie B. Lewis

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